EXHIBIT 10

NEITHER THIS NOTE NOR ANY OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO SALE TRANSFER, PLEDGE OR ASSIGNMENT OF THIS NOTE OR OF THE SECURITIES ISSUABLE UPON CONVERSION HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

$____________                                             DATE: JANUARY 12, 2001




                                MICROGRAFX, INC.

                           CONVERTIBLE PROMISSORY NOTE

         Micrografx, Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to __________________________ or registered assigns (the "Holder") on or before April 30, 2001 (the "Maturity Date"), at the principal offices of Holder the principal sum of $____________, and to pay interest on such amount at a rate per annum of eight percent (8%) until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided

         Securities Act Compliance.
         -------------------------

         By accepting this Note and through its signature below, the Holder hereby acknowledges, represents and warrants to the Company that: (1) This Note is issued to the Holder in reliance upon the Holder's representations to the Company as set forth herein. This Note and the Preferred stock issuable upon conversion hereof, (collectively the "Securities") are being or will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By accepting this Note, the Holder further

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represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

The Holder represents that it has full power and authority to enter into this Agreement; (2) The Holder has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management; (3) The Holder understands that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein. The Holder understands and acknowledges that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless subsequently registered under the Securities Act and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as set forth above. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder's control, and which the Company is under no obligation and may not be able to satisfy; (4) The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and (5) The Holder understands that the Securities involve a high degree of risk and should be considered only by persons who can afford the loss of the entire principle plus accrued interest.

         The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except with the prior written consent of the Company which may be withheld in its sole discretion, and as follows: (1) to a person who, in the opinion of counsel to Company, is a person whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section I with respect to any resale or other disposition of the Note; or
(2) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

1.       Prepayment.
         ----------

         The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time prior to the Maturity Date. Upon any prepayment of the entire principal amount of this Note, all accrued but unpaid interest shall be paid to the Holder on the date of prepayment.

2.       Security.
         --------


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     (a) As  collateral  security  for  the  prompt  and  complete  payment  and performance of all amounts due hereunder (whether at stated maturity, by acceleration or otherwise) of the amounts due hereunder (the "Obligations"), the Company hereby assigns, mortgages, pledges and hypothecates to the Holder, and hereby grants to the Holder a continuing lien and security interest, in the Collateral (as defined below). As used herein, the Collateral shall mean all accounts (as defined in Section 9.106 of Texas Business and Commerce Code as in effect on the date hereof) of each of the following subsidiaries of the Company:

                           Micrografx Deutschland GmbH
                           Edisonstrasse 6
                           D-85716 Unterschleissheim Muenchen, Germany

                           Micrografx, Italia, Srl
                           Via Ettore Sacchi 8
                           26100 Cremona, Italy

                           Micrografx France S.A.R.L.
                           BP125 14 Rue De La Ferme
                           92106 Boulogne Billancourt Cedex, France

                           Micrografx, B.V.
                           Bisonspoor 6007
                           3605 LV Maarssen, Netherlands

                           Micrografx Limited
                           Grafx House, Forsyth Road
                           Woking, Surrey GU21-5RS England

                           InterCap Graphic Systems, AG
                           Dorfzentrum, 8917 Oberlumkhofen
                           Switzerland

         (b) This Note shall create a continuing security interest in the Collateral and shall (i) be binding upon the Company, its successors and assigns and (ii) inure, together with the rights and remedies of the Holder, to the benefit of the Holder, its successors, transferees and assigns. Upon the payment in full of the Obligations, including as a result of conversion of the Note, the security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Holder will execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

         (c) The Company hereby represents and warrants that (i) none of the Collateral is subject to any lien, claim, or encumbrance on any of the Collateral other than liens arising in the ordinary course of business which do not secure indebtedness for borrowed money and do not impact the value of the Collateral and the liens of the holders of the other convertible promissory notes issued as of the date hereof (the "Other Holders"), and (ii) the security interests created herein constitute first priority liens on the Collateral in favor of the Holder, which are prior to all other liens, claims and encumbrances on the Collateral created by the Company other than liens arising in the ordinary course of business which do not secure indebtedness for borrowed money and do not impact the value of the Collateral and the liens of the Other Holders.

         (d) The Company agrees that so long as this Note remains outstanding, the Company will comply in all respects with each covenant set forth below:


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


                  (i) From time to time the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or the Holder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Holder to exercise and enforce rights and remedies hereunder with respect to any Collateral.

                  (ii) The Company will not create, assume or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral and will defend the right, title and interest of the Holder and the Other Holders in and to any of the Collateral against the claims and demands of all parties whomsoever.

                  (iii) The Company will not sell, transfer, lease, abandon or otherwise dispose of any material portion of the Collateral, or attempt, offer or contract to do so, except for dispositions of Collateral in the ordinary course of business.

                  (iv) The Company will not create, incur, assume or suffer to exist any lien, claim, or encumbrance on any of the Collateral other than liens arising in the ordinary course of business which do not secure indebtedness for borrowed money.

         (e) The Holder agrees that the Obligations shall rank pari passu with all obligations of the Other Holders in right of payment.

         (f) Regardless of the validity of, or order of creation, possession, attachment, perfection, filing, recording, execution or delivery of any financing statement, security agreement, pledge agreement, mortgage or other document evidencing, creating or perfecting the Holder's or the Other Holder's security interest, and notwithstanding any contrary provisions of any law, rule or regulation (to the extent such provisions can be varied by agreement), the Holder's security interest shall rank pari passu with all Other Holder's security interests, and any and all rights of the Holder and each Other Holder with respect to the Collateral and all proceeds thereof, including without limitation, rights to receive payment from the proceeds thereof, shall rank pari passu with each other with respect to such collateral.

3.       Mandatory Conversion.
         --------------------

         Upon the consummation of the first Qualified Financing after the date hereof, the unpaid principal and accrued interest on this Note shall be converted into Preferred stock of the Company. The Preferred Stock Designation of the Qualified Financing shall contain the terms and preferences as specified in the PRELIMINARY SUMMARY OF TERMS, Series B Non-Voting Convertible Preferred Stock, attached as Exhibit A to this Convertible Promissory Note.

         In the event of a Mandatory Conversion pursuant to this Section 3, the Holder of this Note shall receive that number of shares of Preferred stock that is equal to the then outstanding principal balance plus accrued interest due to such Holder divided by the per share purchase price of the Preferred stock in such Qualified Financing.

         "Qualified Financing" shall mean an equity financing of the Company in which Preferred stock is issued and in which the investors invest an aggregate of up to $4.5 million including principal and accrued interest converted under this Note and other similar convertible promissory notes on or before April 30, 2001.

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4.       Use of Proceeds.
         ---------------

         The proceeds of this Note shall be used to satisfy existing obligations of the Company.

5.       Miscellaneous.
         -------------

a. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company. Notice sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made immediately when delivered personally or on the next business day if mailed by commercial overnight courier with confirmation of receipt or telecopied or telexed with confirmation of receipt (a) if to the Holder, to the address shown on the books of the Company, or (b) if to the Company, to Micrografx, Inc., Attention: John Carradine, 8144 Walnut Hill Lane, Suite 1050, Dallas, TX 75231, USA; or at such other address as the Holder or the Company may hereafter have advised the other.

b. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note on or after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

c. The Holder shall not, by virtue, hereof, be entitled to any rights of a shareholder in the Company, whether at law or in equity until its conversion as described herein, and the rights of the Holder are limited to those expressed in this Note.

d. THIS NOTE SHALL BE CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH THE
LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.




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        IN WITNESS WHEREOF,  MICROGRAFX, INC. has caused this Convertible
 Promissory Note to be issued in its name by its Chief Executive Officer on the date first set forth above.

                                              MICROGRAFX, INC.


                                         By: /s/ JAMES L. HOPKINS
                                             --------------------
                                                 James L. Hopkins
                                                 CEO

Accepted and agreed:

------------------------------------


By:
       -----------------------------

Print name:

Title:

Address:





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